CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS

CASE NUMBER:	03-30190-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

PERIOD ENDING: May 7 - June 3, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30190-HDH-11

COMPARATIVE BALANCE SHEET

ASSETS		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
1.	Unrestricted Cash	3,982	(7,510)	(7,510)
2.	Restricted Cash
3.	Total Cash	3,982	(7,510)	(7,510)
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List) (Footnote)	0	1,532	1,532
9.	Total Current Assets	3,982	(5,978)	(5,978)
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Equipment	0	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List) (Footnote)		0	0
15.	Other (Attach List)		46,500	46,500
16.	Total Assets	3,982	40,522	40,522
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		60,159	83,612
23.	Total Post Petition Liabilities		60,159	83,612
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132	43,927,132
25.	Priority Debt
26.	Unsecured Debt	8,334,819	7,888,539	7,888,539
27.	Other (Attach List) (Footnote)		14,678,201	14,678,497
28.	Total Pre Petition Liabilities	52,330,123	66,493,872	66,494,168
29.	Total Liabilities	52,330,123	66,554,031	66,577,780
EQUITY
30.	Pre Petition Owners’ Equity		(52,326,141)	(52,326,141)
31.	Post Petition Cumulative Profit Or (Loss)		(77,121)	(100,574)
32.	Direct Charges To Equity (Attach Explanation)(Footnote)		(14,110,247)	(14,110,543)
33.	Total Equity		(66,513,509)	(66,537,258)
34.	Total Liabilities and Equity		40,522	40,522

This form ☒does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

ASSETS		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
A.	Deferred Franchise Costs		1,375	1,375
B.	Advance to Furr’s/Bishop Cafeterias, L.P.		157	157
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	1,532	1,532

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0

A.	Other Assets		46,500	46,500
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	46,500	46,500

POST PETITION LIABILITIES
A.	Advance from Cafeteria Operators, L.P.		60,159	83,612
B.
C.
D.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			60,159	83,612

PRE PETITION LIABILITIES
A.	Investments In Affiliated Partnerships		150,701,823	150,701,823
B.	Investment in Intercompany Pension Plans		681,024	681,024
C.	Cavalcade Foods, Inc. (Co-Debtor)		(1,500,000)	(1,500,000)
D.	Investments In Affiliated Corporations		(135,329,853)	(135,329,853)
E.	Other Accrued Expenses		125,207	125,503
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	14,678,201	14,678,497

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30190-HDH-11

INCOME STATEMENT

REVENUES		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0	0		0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0	0		0
8.	Gross Profit	0	0		0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative				0
12.	Rent & Lease				0
13.	Other (Attach List)	22,379	23,453		45,832
14.	Total Operating Expenses	22,379	23,453		45,832
15.	Income Before Non-Operating Income & Expense	(22,379)	(23,453)		(45,832)
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0	0		0
17.	Non-Operating Expense (Att List)	0	0		0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	0	0		0
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees				0
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	0	0		0
27.	Income Tax				0
28.	Net Profit (Loss)	(22,379)	(23,453)		(45,832)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS - 2

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL
OPERATING EXPENSES
A.	Misc. Expenses	254	0		254
B.	Director Fees	18,000	18,000		36,000
C.	Public Co. Expenses	4,125	5,281		9,406
D.	Travel Expenses	0	172		172
E.					0
TOTAL OTHER OPERATING EXPENSES - LINE 13		22,379	23,453		45,832

OTHER INCOME & EXPENSES
A.		0			0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING INCOME - LINE 16		0	0		0

A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING EXPENSE - LINE 17		0	0		0

REORGANIZATION EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25		0	0		0

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30190-HDH-11

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	Cash - Beginning Of Month	4,369	(7,510)		4,369
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0	0		0
NON-OPERATING RECEIPTS
6.	Advances from Cafeteria Operators, L.P.	10,500	23,453		33,953
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	10,500	23,453		33,953
10.	Total Receipts	10,500	23,453		33,953
11.	Total Cash Available	14,869	15,943		38,322
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Other	22,379	23,453		45,832
25.	Investor Relations				0
26.	Total Operating Disbursements	22,379	23,453		45,832
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	0	0		0
31.	Total Disbursements	22,379	23,453		45,832
32.	Net Cash Flow	(11,879)	0		(11,879)
33.	Cash - End of Month	(7,510)	(7,510)		(7,510)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30190-HDH-11

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable		0	0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		0	0

AGING OF POST PETITION TAXES AND PAYABLES	MONTH:	May 7 - June 3, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

STATUS OF POST PETITION TAXES	MONTH:	May 7 - June 3, 2003

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **	0	0	0	0
2.	FICA - Employee **	0	0	0	0
3.	FICA - Employer **	0	0	0	0
4.	Unemployment	0	0	0	0
5.	Income	0	0	0	0
6.	Other (Attach List)	0	0	0	0
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding	0	0	0	0
9.	Sales	0	0	0	0
10.	Excise	0	0	0	0
11.	Unemployment	0	0	0	0
12.	Real Property	0	0	0	0
13.	Personal Property	0	0	0	0
14.	Other (Attach List)	0	0	0	0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30190-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH:	May 7 - June 3, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
BANK RECONCILIATIONS
A.	BANK:	Bank of America	Amarillo National Bank
B.	ACCOUNT NUMBER:	0047 9075 9926	47368
C.	PURPOSE (TYPE):	Operating
1.	Balance Per Bank Statement	(7,510)			(7,510)
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	(7,510)	0		(7,510)
6.	Number of Last Check Written		N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH
12.	Currency On Hand				0
13.	Total Cash - End of Month				(7,510)

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30190-HDH-11
MONTH: May 7 - June 3, 2003
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Cafeteria Operators, L.P. Case No. 03-30179
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1. See Cafeteria Operators, L.P. Case No. 03-30179
2.
3.
4.
5.
Total Payments To Professionals		0	0	0	0

*                      Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	ACCRUAL BASIS - 7

CASE NUMBER:	FURR’S RESTAURANT GROUP, INC.
MONTH: May 7 - June 3, 2003
QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

FURR’S RESTAURANT GROUP, INC.

CASE NO. 03-30190-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	FURR’S RESTAURANT GROUP, INC.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30190-HDH-11	ACCRUAL BASIS

MONTH: May 7 - June 3, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	8 A

The Debtor records certain deferred costs as assets in accordance with Generally Accepted Accounting Principles.  These assets are being amortized to allocate the expense over the life of the asset.  These amounts were not listed in Debtor’s schedules as they would have minimal value to the estate.

1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	27 A - D	Debtor’s books and records reflect various investments in affiliates. For purposes of this report, these have been combined as ‘other pre-petition liabilities.’
1	27 E

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition “accrued liabilities.”

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS

CASE NUMBER:	03-30179-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: May 7 - June 3, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30179-HDH-11

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
ASSETS
1.	Unrestricted Cash	1,810,382	937,054	1,771,881
2.	Cash in Escrow		1,452,000	1,400,009
3.	Total Cash	1,810,382	2,389,054	3,171,890
4.	Accounts Receivable-Net	902,975	1,521,313	1,295,361
5.	Inventory	5,439,601	5,487,990	5,539,183
6.	Notes Receivable
7.	Prepaid Expenses (Insurance)	1,349,293	967,577	903,227
8.	Other (Attach List)	464,452	577,945	577,945
9.	Total Current Assets	9,966,703	10,943,879	11,487,606
10.	Property, Plant & Equipment		92,517,608	92,703,290
11.	Less: Accumulated Depreciation/Depletion		(61,636,105)	(62,222,618)
12.	Net Property, Plant & Equipment (Footnote)	27,898,267	30,881,503	30,480,672
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)	0	0	0
15.	Other (Attach List)	692,581	11,623,945	10,733,952
16.	Total Assets	38,557,551	53,449,327	52,702,230

POST PETITION LIABILITIES
17.	Accounts Payable		552,724	391,184
18.	Taxes Payable		953,407	1,162,876
19.	Notes Payable
20.	Professional Fees		851,627	901,105
21.	Secured Debt
22.	Other (Attach List)		2,676,089	2,726,620
23.	Total Post Petition Liabilities		5,033,847	5,181,785
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132	43,927,132
25.	Priority Debt (Footnote)	5,703,675	1,723,351	1,311,618
26.	Unsecured Debt (Footnote)	16,979,394	19,530,531	19,613,518
27.	Other (Attach List) (Footnote)	0	12,851,499	12,506,615
28.	Total Pre Petition Liabilities	66,678,373	78,032,513	77,358,883
29.	Total Liabilities	66,678,373	83,066,360	82,540,668
EQUITY
30.	Pre Petition Owners’ Equity (Footnote)		(28,946,832)	(28,946,832)
31.	Post Petition Cumulative Profit Or (Loss)		99,599	(144,498)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		(769,800)	(747,108)
33.	Total Equity		(29,617,033)	(29,838,438)
34.	Total Liabilities and Equity		53,449,327	52,702,230

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
ASSETS
A.	Rent Escrow	234,286	201,526	201,526
B.	Rent and Utility Deposits	160,166	376,419	376,419
C.	Deposit - office equipment lease	70,000	0	0
D.
E.
TOTAL OTHER ASSETS - LINE 8		464,452	577,945	577,945

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0

A.	Bankruptcy Related Retainers and Pre-Payments	692,581	395,925	202,504
B.	Intercompany Receivables (Footnote)		6,857,090	6,881,182
C.	Deferred Costs and Miscellaneous Assets (Footnote)		3,780,919	3,118,103
D.	Accrued Hospitalization		590,011	532,163
E.
TOTAL OTHER ASSETS - LINE 15		692,581	11,623,945	10,733,952

POST PETITION LIABILITIES
A.	Accrued Wages		755,342	591,406
B.	Accrued Employee Benefits		543,383	545,740
C.	Accrued Rent		648,464	234,000
D.	Accrued Expenses		448,900	730,000
E.	Accrued Reserve for Casualties & Losses		115,000	110,000
F.	Giftbooks Payable		165,000	515,474
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			2,676,089	2,726,620

PRE PETITION LIABILITIES
A.	Accrued Expenses		936,623	692,279
B.	Accrued Employee Benefits		64,052	64,052
C.	Accrued Reserve for Casualties & Losses		4,026,638	3,961,710
D.	Deferred Income and Expenses		2,011,606	2,014,528
E.	Accrued Reserve for Restaurant Closings		5,812,580	5,774,046
F.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27			12,851,499	12,506,615

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30179-HDH-11

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL
REVENUES
1.	Gross Revenues	12,129,007	9,548,102		21,677,109
2.	Less: Discounts (Footnote)	(509,776)	(345,472)		(855,248)
3.	Net Revenue	11,619,231	9,202,630		20,821,861
COST OF GOODS SOLD
4.	Material	3,338,615	2,578,049		5,916,664
5.	Direct Labor	3,758,597	3,024,689		6,783,286
6.	Direct Overhead	622,904	672,999		1,295,903
7.	Total Cost Of Goods Sold	7,720,116	6,275,737		13,995,853
8.	Gross Profit	3,899,115	2,926,893		6,826,008
OPERATING EXPENSES
9.	Officer / Insider Compensation	39,136	45,898		85,034
10.	Selling & Marketing	384,346	112,309		496,655
11.	General & Administrative	301,534	195,724		497,258
12.	Rent & Lease	495,725	515,773		1,011,498
13.	Other (Attach List)	1,291,753	1,215,524		2,507,277
14.	Total Operating Expenses	2,512,494	2,085,228		4,597,722
15.	Income Before Non-Operating Income & Expense	1,386,621	841,665		2,228,286
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	3,749	0		3,749
17.	Non-Operating Expense (Att List)	0	0		0
18.	Interest Expense	0	451		451
19.	Depreciation / Depletion	578,389	578,786		1,157,175
20.	Amortization (Footnote)	7,727	7,727		15,454
21.	Other (Attach List)	0	0		0
22.	Net Other Income & Expenses	(582,367)	(586,964)		(1,169,331)
REORGANIZATION EXPENSES
23.	Professional Fees	472,953	498,798		971,751
24.	U.S. Trustee Fees				0
25.	Other (Attach List)	0	0		0
26.	Total Reorganization Expenses	472,953	498,798		971,751
27.	Income Tax				0
28.	Net Profit (Loss)	331,301	(244,097)		87,204

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 2

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL

OPERATING EXPENSES
A.	Repairs & Maintenance	288,351	239,433		527,784
B.	Supplies	267,509	203,512		471,021
C.	Utilities	375,483	431,855		807,338
D.	Other Store Expenses	360,410	340,724		701,134
E.					0
F.					0
G.					0
H.					0
TOTAL OTHER OPERATING EXPENSES - LINE 13		1,291,753	1,215,524		2,507,277

OTHER INCOME & EXPENSES
A.	Misc. Income	3,749	0		3,749
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING INCOME - LINE 16		3,749	0		3,749

A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL NON-OPERATING EXPENSE - LINE 17		0	0		0

REORGANIZATION EXPENSES
A.					0
B.					0
C.					0
D.					0
E.					0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25		0	0		0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30179-HDH-11

CASH RECEIPTS AND DISBURSEMENTS		MONTH 04/02/03 - 05/06/03 (000’s)	MONTH 05/07/03 - 06/03/03 (000’s)	MONTH	QUARTER TOTAL (000’s)
1.	Cash - Beginning Of Month	2,442	2,389		2,442
RECEIPTS FROM OPERATIONS
2.	Cash Sales	11,405	9,750		21,155
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition	1,129	812		1,941
5.	Total Operating Receipts	12,534	10,562		23,096
NON-OPERATING RECEIPTS
6.	Loans & Advances				0
7.	Sale of Assets	9	21		30
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	9	21		30
10.	Total Receipts	12,543	10,583		23,126
11.	Total Cash Available	14,985	12,972		25,568
OPERATING DISBURSEMENTS
12.	Net Payroll	3,364	2,606		5,970
13.	Payroll Taxes Paid (Footnote)	911	715		1,626
14.	Sales, Use & Other Taxes Paid (Footnote)	690	668		1,358
15.	Secured / Rental / Leases	907	496		1,403
16.	Utilities	550	368		918
17.	Insurance	646	483		1,129
18.	Inventory Purchases	2,926	2,464		5,390
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising	365	250		615
25.	Other (Attach List)	2,089	1,564		3,653
26.	Total Operating Disbursements	12,448	9,614		22,062
REORGANIZATION DISBURSEMENTS
27.	Professional Fees	148	186		334
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	148	186		334
31.	Total Disbursements	12,596	9,800		22,396
32.	Net Cash Flow	(53)	783		730
33.	Cash - End of Month	2,389	3,172		3,172

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30179-HDH-11

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
ACCOUNTS RECEIVABLE AGING
1.	0 - 30		1,463,322	1,230,233
2.	31 - 60		20,235	34,268
3.	61 - 90		20,367	13,659
4.	91 +		17,389	17,201
5.	Total Accounts Receivable	902,975	1,521,313	1,295,361
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)	902,975	1,521,313	1,295,361

AGING OF POST PETITION TAXES AND PAYABLES			MONTH:	May 7 - June 3, 2003

TAXES PAYABLE		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
1.	Federal	154,445				154,445
2.	State	1,008,431				1,008,431
3.	Local					0
4.	Other (See below)	0				0
5.	Total Taxes Payable	1,162,876	0	0	0	1,162,876
6.	Accounts Payable	391,184				391,184

STATUS OF POST PETITION TAXES		MONTH:	May 7 - June 3, 2003

FEDERAL		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
1.	Withholding **	78,458	255,598	(233,041)	101,015
2.	FICA - Employee **	30,080	211,313	(235,558)	5,835
3.	FICA - Employer **	30,080	211,312	(235,557)	5,835
4.	Unemployment	25,072	16,688	0	41,760
5.	Income	0	0	0	0
6.	Other (Attach List)	0	0	0	0
7.	Total Federal Taxes	163,690	694,911	(704,156)	154,445
STATE AND LOCAL
8.	Withholding	12,344	8,105	(10,591)	9,858
9.	Sales	673,637	874,784	(668,128)	880,293
10.	Excise	0	0	0
11.	Unemployment	103,736	14,544	0	118,280
12.	Real Property	0	0	0	0
13.	Personal Property	0	0	0	0
14.	Other (Attach List)	0	0	0	0
15.	Total State And Local	789,717	897,433	(678,719)	1,008,431
16.	Total Taxes	953,407	1,592,344	(1,382,875)	1,162,876

*                 The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**          Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30179-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH:  May 7 - June 3, 2003

BANK RECONCILIATIONS

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
A.	BANK:	Bank of America	Bank of America
B.	ACCOUNT NUMBER:	0047 7437 9021	0047 7437 9225
C.	PURPOSE (TYPE):	Operating	Payroll
1.	Balance Per Bank Statement			1,018,000	1,018,000
2.	Add: Total Deposits Not Credited			570,000	570,000
3.	Subtract: Outstanding Checks			(136,000)	(136,000)
4.	Other Reconciling Items	1,138,411	149,286	431,193	1,718,890
5.	Month End Balance Per Books (Footnote)	1,138,411	149,286	1,883,193	3,170,890
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH

12.	Currency On Hand	1,000
13.	Total Cash - End of Month	3,171,890

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

MONTH:  May 7 - June 3, 2003

BANK RECONCILIATIONS

		Account # 3			TOTAL OTHER BANK ACCOUNTS
			Account # 4	Account # 5
A.	BANK:	Bank of America	Bank of America	Bank of America
B.	ACCOUNT NUMBER:	0047 7437 9102	0047 7437 9144	0047 7437 9063
C.	PURPOSE (TYPE):	American Express	Discover	Master Card / Visa
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	(51,671)	41,689	(37,693)	(47,675)
5.	Month End Balance Per Books	(51,671)	41,689	(37,693)	(47,675)
6.	Number of Last Check Written	N/A	N/A	N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

MONTH:  May 7 - June 3, 2003

BANK RECONCILIATIONS

		Account # 6			TOTAL OTHER BANK ACCOUNTS
			Account # 7	Account # 8
A.	BANK:	Bank of America	Bank of America	Wells Fargo
B.	ACCOUNT NUMBER:	0047 7437 9267	0047 7437 9267	9440 109947
C.	PURPOSE (TYPE):	Master Depository	A/P	Master Depository
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	114,743	(1,570,926)	1,751,972	295,789
5.	Month End Balance Per Books	114,743	(1,570,926)	1,751,972	295,789
6.	Number of Last Check Written	N/A		N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

MONTH:  May 7 - June 3, 2003

BANK RECONCILIATIONS

		Account # 9			TOTAL OTHER BANK ACCOUNTS
			Account # 10	Account # 11
A.	BANK:	Bank of America	First National Bank	BancFirst
B.	ACCOUNT NUMBER:	0047 7437 9186	322472	524-0157007
C.	PURPOSE (TYPE):	Medical Insurance	Checking	Checking
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items			59,011	59,011
5.	Month End Balance Per Books	0	0	59,011	59,011
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

MONTH:  May 7 - June 3, 2003

BANK RECONCILIATIONS

		Account # 12			TOTAL OTHER BANK ACCOUNTS
			Account # 13	Account # 14
A.	BANK:	City National Bank	Dubuque Bank and Trust	Amarillo National Bank
B.	ACCOUNT NUMBER:	7854	10 661 5	44911
C.	PURPOSE (TYPE):	Checking	Checking	Checking
1.	Balance Per Bank Statement				0
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items	176,059			176,059
5.	Month End Balance Per Books	176,059	0	0	176,059
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

MONTH:  May 7 - June 3, 2003

BANK RECONCILIATIONS

		Account # 15			TOTAL OTHER BANK ACCOUNTS
			Account # 16	Account # 17
A.	BANK:
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):	Prof. Fee Escrow	Property Tax Escrow	Stay Bonus Escrow
1.	Balance Per Bank Statement	230,000	570,000	200,000	1,000,000
2.	Add: Total Deposits Not Credited	100,000	300,000	125,000	525,000
3.	Subtract: Outstanding Checks	(106,000)		(30,000)	(136,000)
4.	Other Reconciling Items	(51,991)			(51,991)
5.	Month End Balance Per Books	172,009	870,000	295,000	1,337,009
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS - 5

MONTH:  May 7 -June 3, 2003

BANK RECONCILIATIONS

		Account # 18			TOTAL OTHER BANK ACCOUNTS

A.	BANK:
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):	Asset Sales Escrow
1.	Balance Per Bank Statement	18,000			18,000
2.	Add: Total Deposits Not Credited	45,000			45,000
3.	Subtract: Outstanding Checks	0			0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	63,000	0	0	63,000
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10				0

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30179-HDH-11
MONTH: May 7 - June 3, 2003
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	Blasdel, T. Michael	Wages and Expenses	10,403	57,646
2.	Dodson, Donald	Wages and Expenses	23,943	97,701
3.	Ellefson, Nancy	Wages and Expenses	11,552	64,879
4.	Goldsmith, Martin N.	Wages and Expenses		38,450
5.	Smith, Elizabeth	Wages and Expenses		40,366
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		45,898	299,042

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Corporate Revitalization Partn.	1/24/2003	80%	129,858	508,109	(Footnote)
2.	Gardere & Wynn	1/24/2003	80%	35,594	35,594	(Footnote)
3.	Ernst & Young	1/24/2003	80%	20,892	20,892	(Footnote)
4.
5.
	Total Payments To Professionals		80%	186,344	564,595	0

*              Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.	Fleet National Bank (Administrative Agent)			0
2.	Status of leases available upon request
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAFETERIA OPERATORS, L.P.	ACCRUAL BASIS - 7

CASE NUMBER:	03-30179-HDH-11
MONTH: May 7 - June 3, 2003
QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below. (See Attached)

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CAFETERIA OPERATORS, L.P.
CASE NO. 03-30179-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	CAFETERIA OPERATORS, L.P.	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30179-HDH-11	ACCRUAL BASIS

MONTH: May 7 - June 3, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	12

For properties that are being discontinued, Net Property, Plant & Equipment was written down to liquidation value on Debtor’s Schedules.  The values included in this Report are reported at cost less accumulated depreciation using Generally Accepted Accounting Principles.

1	15B

Debtor has reported various intercompany receivables and payables with its co-debtors: Cavalcade Foods, Inc. (Case No. 03-30194-SAF-11), and Furr’s Restaurant Group, Inc. (Case No. 03-30190-HDH-11), Furr’s/Bishop’s Cafeterias, L.P. (Case No. 03-30185-HDH-11).

1	15C

The Debtor records certain deferred costs as assets in accordance with Generally Accepted Accounting Principles.  These assets are being amortized to allocate the expense over the life of the asset.  These amounts were not listed in Debtor’s schedules as they would have minimal value to the estate.

1 2	24 20

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  The amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1 3	25 13

Pursuant to the Interim Agreed Order Authorizing Limited Use of Cash Collateral and Granting Adequate Protection to Existing Lienholders entered on January 7, 2003, the Debtor paid wages and related payroll taxes which were included as unsecured priority liabilities in the Debtor’s Schedules, thereby reducing the priority debt for the period ending February 4, 2003.

1	26

Debtor continues to receive invoices relating to the pre-petition period and is recording those liabilities on its books and records as pre-petition unsecured debt.  It is anticipated that any differences will be resolved in the claims administration process.

1 1	22 27

The Debtor records on its books accruals for certain liabilities based on historical estimates.  While the known creditors were listed on the Debtor’s schedules, the estimated amounts were not.  Accordingly, for purposes of this report, the accrued liabilities are reflected as pre-petition or post petition “accrued liabilities.”

1	30	The Debtor charged to Pre-Petition Equity amounts for Professional Fees incurred in 2002.
1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

2	2	The Debtor frequently provides promotions for its customers, resulting in discounts for those customers.
3	14

Pursuant to the Order Authorizing The Debtors To Pay Sales and Use Taxes entered on January 7, 2003, the Debtor paid sales and use taxes which were included as unsecured priority liabilities in the Debtor’s Schedules, thereby reducing the priority debt for the period ending February 4, 2003.

6	Prof. Fees	Debtor accrues for professional fee expenses on a monthly basis and is in the process of reconciling the accrual to outstanding invoices.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS

CASE NUMBER:	03-30185-HDH-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS   DIVISION

MONTHLY OPERATING REPORT

PERIOD ENDING: May 7 - June 3, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30185-HDH-11

COMPARATIVE BALANCE SHEET

ASSETS		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
1.	Unrestricted Cash	19	176	176
2.	Restricted Cash
3.	Total Cash	19	176	176
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	0	0	0
9.	Total Current Assets	19	176	176
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment	0	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)		0	0
15.	Other (Attach List)		0	0
16.	Total Assets	19	176	176
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		157	157
23.	Total Post Petition Liabilities		157	157
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132	43,927,132
25.	Priority Debt
26.	Unsecured Debt	3,481,591	3,481,786	3,481,786
27.	Other (Attach List)		(7,690,305)	(7,690,305)
28.	Total Pre Petition Liabilities	47,476,895	39,718,613	39,718,613
29.	Total Liabilities	47,476,895	39,718,770	39,718,770
EQUITY
30.	Pre Petition Owners’ Equity		(47,408,704)	(47,408,704)
31.	Post Petition Cumulative Profit Or (Loss)		0	0
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		7,690,110	7,690,110
33.	Total Equity		(39,718,594)	(39,718,594)
34.	Total Liabilities and Equity		176	176

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	SUPPLEMENT TO

CASE NUMBER:	03-30185-HDH-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	0	0

POST PETITION LIABILITIES
A.	Advances from Furr’s Restaurant Group, Inc.		157	157
B.
C.
D.
E.
F.
G.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			157	157

PRE PETITION LIABILITIES
A.	Investment In Cafeteria Operators, L.P. - Pension (Footnote)		1,819,467	1,819,467
B.	InterCompany Accounts Receivable (Footnote)		(3,855,329)	(3,855,329)
C.	Investment In Affiliated Partnership (Footnote)		(5,654,443)	(5,654,443)
D.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	(7,690,305)	(7,690,305)

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30185-HDH-11

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL
REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0	0		0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0	0		0
8.	Gross Profit	0	0		0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative				0
12.	Rent & Lease				0
13.	Other (Attach List)				0
14.	Total Operating Expenses	0	0		0
15.	Income Before Non-Operating Income & Expense	0	0		0
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0	0		0
17.	Non-Operating Expense (Att List)				0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses	0	0		0
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees				0
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	0	0		0
27.	Income Tax				0
28.	Net Profit (Loss)	0	0		0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30185-HDH-11

CASH RECEIPTS AND DISBURSEMENTS		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL
1.	Cash - Beginning Of Month	176	176		176
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts	0	0		0
NON-OPERATING RECEIPTS
6.	Advance from Furr’s Restaurant Group, Inc.				0
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts				0
10.	Total Receipts	0	0		0
11.	Total Cash Available	176	176		176
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising				0
25.	Other (Attach List)				0
26.	Total Operating Disbursements	0	0		0
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	0	0		0
31.	Total Disbursements	0	0		0
32.	Net Cash Flow	0	0		0
33.	Cash - End of Month	176	176		176

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30185-HDH-11

		SCHEDULED AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable		0	0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		0	0

AGING OF POST PETITION	MONTH:	May 7 - June 3, 2003
TAXES AND PAYABLES

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

MONTH:	May 7 - June 3, 2003
STATUS OF POST PETITION TAXES

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **				0
2.	FICA - Employee **				0
3.	FICA - Employer **				0
4.	Unemployment				0
5.	Income				0
6.	Other (Attach List)
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding				0
9.	Sales				0
10.	Excise				0
11.	Unemployment				0
12.	Real Property				0
13.	Personal Property				0
14.	Other (Attach List)				0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

*                                         The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**                                  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30185-HDH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

BANK RECONCILIATIONS		MONTH:	May 7 - June 3, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
A.	BANK:	Amarillo National Bank
B.	ACCOUNT NUMBER:	47309
C.	PURPOSE (TYPE):
1.	Balance Per Bank Statement	176			176
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	176			176
6.	Number of Last Check Written	N/A

INVESTMENT ACCOUNTS
		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH
12.	Currency On Hand				0
13.	Total Cash - End of Month				176

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30185-HDH-11
MONTH: May 7 - June 3, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.
2.
3.
4.
5.
Total Payments To Professionals		0	0	0	0

* Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P.	ACCRUAL BASIS - 7

CASE NUMBER:	03-30185-HDH-11
MONTH: May 7 - June 3, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

FURR'S/BISHOP CAFETERIAS, L.P.
CASE NO. 03-30185-HDH-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually

CASE NAME:	FURR’S/BISHOP’S CAFETERIAS, L.P	FOOTNOTES SUPPLEMENT

CASE NUMBER:	03-30185-HDH-11	ACCRUAL BASIS

	MONTH:	May 7 - June 3, 2003

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
1	27 A - C

Debtor has reported various intercompany receivables and payables with its co-debtors: Cafeteria Operators, L.P. (Case No. 03-30179-HDH-11), Furr’s Restaurant Group, Inc. (Case No. 03-30190-HDH-11), and Cavalcade Foods, Inc. (Case No. 03-30194-SAF-11).

1	24

Debtor and its codebtors are jointly and severally obligated to a lender group, with Fleet National Bank as its administrative agent.  As a result, the entire amount of the debt has been recorded on each of the Debtor’s Schedules and Operating Reports.  Debtor continues to amortize loan costs relating to the secured debt, resulting in an increase in the pre-petitionsecured debt reported on the schedules.  This amortization expense has been recorded only on the operating report for Cafeteria Operators, L.P., Case No. 03-30179-HDH-11.

1	32

The direct charge to equity reflects the assets and liabilities that are on the Debtor’s books and records pursuant to Generally Accepted Accounting Principles.  The assets were not included in Debtor’s schedules as their value has limited or no value to the Debtor’s Estate.  The additional liabilities are accruals based on historical estimates.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS

CASE NUMBER:	03-30194-SAF-11

JUDGE:	HARLIN D. HALE

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING:  May 7 - June 3, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Vice President
Original Signature of Responsible Party	Title

Nancy Ellefson
Printed Name of Responsible Party	Date

PREPARER:

Accountant for Debtor
Original Signature of Preparer	Title

D. Keith Enger
Printed Name of Preparer	Date

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 1

CASE NUMBER:	03-30194-SAF-11

COMPARATIVE BALANCE SHEET

ASSETS		SCHEDULE AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
1.	Unrestricted Cash	559	559	559
2.	Restricted Cash
3.	Total Cash	559	559	559
4.	Accounts Receivable-Net
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	0	0	0
9.	Total Current Assets	559	559	559
10.	Property, Plant & Equipment
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment	0	0	0
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)		0	0
15.	Other (Attach List)		0	0
16.	Total Assets	559	559	559
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees
21.	Secured Debt
22.	Other (Attach List)		0	0
23.	Total Post Petition Liabilities		0	0
PRE PETITION LIABILITIES
24.	Secured Debt (Footnote)	43,995,304	43,927,132	43,927,132
25.	Priority Debt
26.	Unsecured Debt	8,249,060	8,239,061	8,239,061
27.	Other (Attach List)		2,359	2,359
28.	Total Pre Petition Liabilities	52,244,364	52,168,552	52,168,552
29.	Total Liabilities	52,244,364	52,168,552	52,168,552
EQUITY
30.	Pre Petition Owners’ Equity		(52,243,805)	(52,243,805)
31.	Post Petition Cumulative Profit Or (Loss)
32.	Direct Charges To Equity (Attach Explanation) (Footnote)		75,812	75,812
33.	Total Equity		(52,167,993)	(52,167,993)
34.	Total Liabilities and Equity		559	559

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	SUPPLEMENT TO

CASE NUMBER:	03-30194-SAF-11	ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

INCOME STATEMENT

		SCHEDULE AMOUNT	MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH
ASSETS
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		0	0	0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15		0	0	0

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
F.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22			0	0

PRE PETITION LIABILITIES
A.	Deferred Franchise Costs (Footnote)		34	34
B.	Other Accrued Expenses (Footnote)		2,325	2,325
C.
D.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27		0	2,359	2,359

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 2

CASE NUMBER:	03-30194-SAF-11

INCOME STATEMENT

		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL
REVENUES
1.	Gross Revenues				0
2.	Less: Revenue Adjustment				0
3.	Net Revenue	0	0		0
COST OF GOODS SOLD
4.	Material				0
5.	Direct Labor				0
6.	Direct Overhead				0
7.	Total Cost Of Goods Sold	0	0		0
8.	Gross Profit	0	0		0
OPERATING EXPENSES
9.	Officer / Insider Compensation				0
10.	Selling & Marketing				0
11.	General & Administrative				0
12.	Rent & Lease				0
13.	Other (Attach List)	0	0		0
14.	Total Operating Expenses	0	0		0
15.	Income Before Non-Operating Income & Expense	0	0		0
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)	0	0		0
17.	Non-Operating Expense (Att List)	0	0		0
18.	Interest Expense				0
19.	Depreciation / Depletion				0
20.	Amortization				0
21.	Other (Attach List)				0
22.	Net Other Income & Expenses				0
REORGANIZATION EXPENSES
23.	Professional Fees				0
24.	U.S. Trustee Fees				0
25.	Other (Attach List)				0
26.	Total Reorganization Expenses	0	0		0
27.	Income Tax				0
28.	Net Profit (Loss)	0	0		0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 3

CASE NUMBER:	03-30194-SAF-11

CASH RECEIPTS AND DISBURSEMENTS		MONTH 04/02/03 - 05/06/03	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL
1.	Cash - Beginning Of Month	559	559		559
RECEIPTS FROM OPERATIONS
2.	Cash Sales				0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition				0
4.	Post Petition				0
5.	Total Operating Receipts				0
NON-OPERATING RECEIPTS
6.	Loans & Advances (Attach List)				0
7.	Sale of Assets				0
8.	Other (Attach List)				0
9.	Total Non-Operating Receipts	0	0		0
10.	Total Receipts	0	0		0
11.	Total Cash Available	559	559		559
OPERATING DISBURSEMENTS
12.	Net Payroll				0
13.	Payroll Taxes Paid				0
14.	Sales, Use & Other Taxes Paid				0
15.	Secured / Rental / Leases				0
16.	Utilities				0
17.	Insurance				0
18.	Inventory Purchases				0
19.	Vehicle Expenses				0
20.	Travel				0
21.	Entertainment				0
22.	Repairs & Maintenance				0
23.	Supplies				0
24.	Advertising				0
25.	Other (Attach List)				0
26.	Total Operating Disbursements	0	0		0
REORGANIZATION DISBURSEMENTS
27.	Professional Fees				0
28.	U.S. Trustee Fees				0
29.	Other (Attach List)				0
30.	Total Reorganization Expenses	0	0		0
31.	Total Disbursements	0	0		0
32.	Net Cash Flow	0	0		0
33.	Cash - End of Month	559	559		559

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 4

CASE NUMBER:	03-30194-SAF-11

		SCHEDULED AMOUNT	MONTH 05/07/03 - 06/03/03	MONTH	QUARTER TOTAL
ACCOUNTS RECEIVABLE AGING
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable		0	0
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)		0	0

AGING OF POST PETITION TAXES AND PAYABLES	MONTH:	May 7 - June 3, 2003

		0 - 30 DAYS	31 - 60 DAYS	61 - 90 DAYS	91 + DAYS	TOTAL
TAXES PAYABLE
1.	Federal					0
2.	State					0
3.	Local					0
4.	Other (See below)					0
5.	Total Taxes Payable	0	0	0	0	0
6.	Accounts Payable	0				0

STATUS OF POST PETITION TAXES	MONTH:	May 7 - June 3, 2003

		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
FEDERAL
1.	Withholding **				0
2.	FICA - Employee **				0
3.	FICA - Employer **				0
4.	Unemployment				0
5.	Income				0
6.	Other (Attach List)				0
7.	Total Federal Taxes	0	0	0	0
STATE AND LOCAL
8.	Withholding				0
9.	Sales				0
10.	Excise				0
11.	Unemployment				0
12.	Real Property				0
13.	Personal Property				0
14.	Other (Attach List)				0
15.	Total State And Local	0	0	0	0
16.	Total Taxes	0	0	0	0

*                      The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**               Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 5

CASE NUMBER:	03-30194-SAF-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

BANK RECONCILIATIONS		MONTH:	May 7 - June 3, 2003

		Account # 1	Account # 2	Other Accounts (Attach List)	TOTAL
A.	BANK:	Amarillo National Bank
B.	ACCOUNT NUMBER:	47295
C.	PURPOSE (TYPE):
1.	Balance Per Bank Statement	559			559
2.	Add: Total Deposits Not Credited				0
3.	Subtract: Outstanding Checks				0
4.	Other Reconciling Items				0
5.	Month End Balance Per Books	559	0		559
6.	Number of Last Check Written	N/A

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.	(Attach List)
11.	Total Investments				0

CASH
12.	Currency On Hand				0
13.	Total Cash - End of Month				559

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 6

CASE NUMBER:	03-30185-HDH-11
MONTH: May 7 - June 3, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. sa

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8.	Other (see attached)
	Total Payments To Insiders		0	0

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.
2.
3.
4.
5.
Total Payments To Professionals		0	0	0	0

* Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.
2.
3.
4.
5.	(Attach List)
	TOTAL	0	0	0

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CASE NAME:	CAVALCADE FOODS, INC.	ACCRUAL BASIS - 7

CASE NUMBER:	03-30194-SAF-11
	MONTH:	May 7 - June 3, 2003

QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item.  Attach additional sheets if necessary.

INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.

If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Exhibit

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

CAVALACADE FOODS, INC.
CASE NO. 03-30194-SAF-11

Insurance

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Property	Industrial Risk Insurers	12/31/02 to 12/30/03	383,500	annually
Property	Commonwealth Ins. Co.	12/31/02 to 12/30/03	60,000	annually
Property	Essex Ins.	12/31/02 to 12/30/03	60,000	annually
Property	Royal Indemnity	12/31/02 to 12/30/03	53,000	annually
Motor Truck, Cargo	Underwriters @ Lloyds	12/31/02 to 12/30/03	20,200	annually
Motor Truck, Cargo - excess	Underwriters @ Lloyds	12/31/02 to 12/30/03	5,000	annually
Comprehensive, Employers Indemnity	Arch Specialty Ins. Co.	01/04/03 to 01/04/04	237,784	annually
Workers’ Compensation - NM	New MexicoMutual Cas. Co	01/04/03 to 01/04/04	201,330	annually
Workers’ Compensation - AZ	Travelers Indemnity Co.	01/05/03 to 01/05/04	36,444	annually
Workers’ Compensation - MO	Travelers Indemnity Co.	01/08/03 to 01/08/04	287,434	annually
Workers’ Compensation - IA, IL, KS	L M Insurance Corp.	01/04/03 to 01/04/04	99,180	annually
Workers’ Compensation - CO	Pinnacol Assurance	01/18/03 to 01/18/04	43,903	annually
General Liability	Arch Specialty Ins. Co.	01/03/03 to 01/03/04	240,000	annually
Automobile	National Fire & Marine Insurance Co.	12/31/02 to 12/31/03	243,781	annually
Umbrella, first layer	Liberty Mutual	01/03/03 to 01/03/04	130,000	annually
Excess Umbrella, second layer	Great American Ins. Co.	01/03/03 to 01/03/04	88,312	annually
Excess Umbrella, third layer	Liberty Mutual	01/03/03 to 01/03/04	50,000	annually
Pollution Legal, liability UST’s	Commerce & Industry	12/31/02 to 12/31/03	8,907	annually
Transit Pollution	AIG Environmental	12/31/02 to 12/31/03	9,949	annually
Crime	Great American	12/31/01 to 12/31/04	14,007	annually
Special Crime	National Union	01/01/02 to 01/01/05	1,750	annually
Fiduciary	Gulf	04/07/01 to 04/07/04	7,665	annually